Exhibit 99.1

Aerohive Networks Reports Fourth Quarter and Fiscal Year 2016 Results

Record Revenue for Software and Subscriptions Business Growing 31% in 2016

MILPITAS, CA — February 14, 2017 — Aerohive Networks® (NYSE: HIVE), a leader in cloud networking and enterprise Wi-Fi, today announced financial results for its fourth quarter and fiscal year ended December 31, 2016.

Financial Summary

Total revenue for the fourth quarter of 2016 was $41.7 million, an increase of 3% compared with $40.4 million for the third quarter of 2016 and a decrease of 10% compared with $46.2 million for the fourth quarter of 2015. Software subscription and services revenue was $8.8 million, or 21% of total revenue for the quarter, compared with $7.3 million, or 16% of total revenue, for the fourth quarter of 2015.

On a GAAP basis, net loss was $7.3 million for the fourth quarter of fiscal year 2016, compared with a net loss of $7.0 million for the fourth quarter of fiscal year 2015. GAAP gross margin was 68.0% for the fourth quarter of fiscal year 2016, compared with 67.1% for the fourth quarter of fiscal year 2015.

On a non-GAAP basis, net loss was $2.3 million for the fourth quarter of fiscal year 2016, compared with a net loss of $1.7 million for the fourth quarter of fiscal year 2015. Non-GAAP gross margin was 68.8% for the fourth quarter of fiscal year 2016, compared with 67.7% for the fourth quarter of fiscal year 2015.

Total revenue for fiscal year 2016 was $169.8 million, an increase of 12%, compared with $151.7 million for fiscal year 2015. Software subscription and services revenue was $33.3 million, or 19.6% of total revenue for the year, compared with $25.4 million, or 16.7% of total revenue, for fiscal year 2015.

On a GAAP basis, net loss for fiscal year 2016 was $36.9 million, compared with $44.2 million in fiscal year 2015. GAAP gross margin was 67.4% for fiscal year 2016, compared with 66.8% in the year-ago period.

On a non-GAAP basis, net loss for fiscal year 2016 was $12.7 million, compared with $24.9 million in fiscal year 2015. Non-GAAP gross margin was 68.3% for fiscal year 2016, compared with 67.4% in the year-ago period.

“In a challenging 2016 environment we were pleased to deliver full year and above market growth,” stated David Flynn, President and Chief Executive Officer. “For 2017 we look forward to realizing the benefits of our new product offerings, improved operational efficiencies, and diversification of our market presence.”

Conference Call Information

Aerohive Networks will host a conference call and webcast for analysts and investors to discuss its fourth quarter and fiscal year 2016 results and outlook for its first quarter of 2017 at 2:00 pm Pacific Time today, February 14, 2017. The call may be accessed by dialing 1-877-718-5099 (toll free) or 1-719-325-4790 (international) and providing the passcode 8781352. A live audio webcast of the conference call will be accessible from the “Investor Relations” section of the Company’s website at http://ir.aerohive.com. An audio replay of the call may be accessed at the same location after completion of the live call.

Safe Harbor Statement

This press release contains forward-looking statements, including statements regarding Aerohive Networks’ financial expectations and operating performance and expectations for continued momentum, including statements regarding the progress we made in our business to strengthen our channels and product offerings, diversification of our market opportunities and our continued progress toward non-GAAP operating profitability. These forward-looking statements are based on current expectations and are subject to inherent uncertainties, risks and changes in circumstances that are difficult or impossible to predict. The actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of these uncertainties, risk and changes in circumstances, including, but not limited to, risks and uncertainties related to: our ability to continue to attract, integrate, retain and train skilled personnel, especially skilled R&D and sales personnel, in general and in specific regions, our ability to develop and expand our sales capacity and improve the effectiveness of our channel, our ability to improve our operating and sales execution, general demand for wireless networking in the industry verticals targeted or demand for Aerohive products in particular, our ability to benefit from our participation in the E-Rate program, unpredictable and changing market conditions, risks associated with the deployment, performance and adoption of new products and services, risks associated with our growth, competitive pressures from existing and new companies, including pricing pressures, changes in the mix and selling prices of Aerohive products, technological change, product development delays, reliance on third parties to manufacture, warehouse and timely deliver Aerohive products or international operations, our inability to protect Aerohive intellectual property or to predict or limit exposure to third party claims relating to its or Aerohive’s intellectual property, Aerohive’s limited operating history, particularly as a public company, uses of Aerohive’s capital and general market, political, regulatory, economic and business conditions in the United States and internationally.

Additional risks and uncertainties that could affect Aerohive’s financial and operating results are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” in the Company’s recent annual report on Form 10-K and quarterly report on Form 10-Q. Aerohive’s SEC filings are available on the Investor Relations section of the Company’s website at http://ir.aerohive.com and on the SEC’s website at www.sec.gov. All forward-looking statements in this press release are based on information available to the Company as of the date hereof, and Aerohive Networks disclaims any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

Adjustments to Comparable Periods

Effective in the first quarter of fiscal year 2016, Aerohive began to defer sales commission expense, recognizing sales commissions in the same period that the revenue is recognized. Previously, Aerohive recognized sales commission expense in the period in which an order was booked. The comparable periods in the accompanying financial tables reflect this change.

Non-GAAP Financial Measures

Aerohive’s reported results for its fourth quarter and fiscal year 2016 in this press release and the related earnings conference call include certain non-GAAP financial measures, including:

•	non-GAAP gross profit and non-GAAP gross margin;
•	non-GAAP product gross margin and non-GAAP software subscription and service gross margin;
•	non-GAAP operating expenses and non-GAAP functional expenses;
•	non-GAAP operating expense percentage and non-GAAP functional expense percentage;
•	non-GAAP operating loss and non-GAAP operating loss percentage; and
•	non-GAAP net loss and non-GAAP net loss per share.

The Company defines non-GAAP financial measures to exclude share-based compensation, adjustments to internal-use software amortization, and certain charges related to litigation and headquarters relocation expense.

The Company has included non-GAAP financial measures in this press release because the Company believes they are key measures used to evaluate the business, measure performance, identify trends affecting the business, formulate financial projections and make strategic decisions. In particular, the exclusion of certain expenses in calculating these non-GAAP financial measures can provide a useful measure for period-to-period comparisons of the Company’s core business.

Although non-GAAP financial measures are frequently used by investors in their evaluations of companies, these non-GAAP financial measures have limitations in that they do not reflect all of the amounts associated with the Company’s results of operations, as determined in accordance with GAAP. Some of these limitations are:

•	the non-GAAP measures do not consider the expense related to stock-based compensation, which is an ongoing expense for the Company;
•	although amortization of internal-use software is a non-cash charge, the assets being amortized often will have to be replaced in the future, and non-GAAP net loss, and non-GAAP loss per share do not reflect any cash requirement for such replacements;
•	excluding certain expenses associated with litigation in the quarter does not reflect the impact on our ongoing operations over this period of the cash requirement to defend such litigation;
•	headquarters relocation expense includes one-time charges related to the lease abandonment costs incurred upon vacating buildings of our prior headquarters and double-rent and utilities expenses during the transition to our new headquarters facility, and excluding those will provide a useful measure for period-to-period comparisons; and
•	other companies, including companies in our industry, may calculate these non-GAAP financial measures differently, which reduces their usefulness as a comparative measure.

Because of these limitations, you should consider non-GAAP financial measures only together with other financial performance measures, including various cash flow metrics, net loss and other GAAP results.

A reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis due to the high variability and low visibility with respect to the charges that are excluded from these non-GAAP measures.

About Aerohive Networks

Aerohive (NYSE: HIVE) enables our customers to simply and confidently connect to the information, applications, and insights they need to thrive. Our simple, scalable, and secure platform delivers mobility without limitations. For our customers worldwide, every access point is a starting point. Aerohive was founded in 2006 and is headquartered in Milpitas, CA. For more information, please visit http://www.aerohive.com, call us at 408-510-6100, follow us on Twitter @Aerohive, subscribe to our blog http://boundless.aerohive.com, join our community or become a fan on our Facebook page.

“Aerohive” is a registered trademark of Aerohive Networks, Inc. All product and company names used herein are trademarks or registered trademarks of their respective owners. All rights reserved.

Investor Relations Contact:

Melanie Solomon

The Blueshirt Group

(408) 769-6720

ir@aerohive.com

AEROHIVE NETWORKS, INC.

Consolidated Statements of Operations

(unaudited, in thousands, except share and per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
Revenue:		(As Adjusted)*		(As Adjusted)*
Product	$32,887	$38,920	$136,570	$126,281
Software subscription and services	8,810	7,306	33,255	25,378

Total revenue	41,697	46,226	169,825	151,659

Cost of revenue (1):
Product	10,309	12,362	43,231	40,496
Software subscription and services	3,018	2,857	12,066	9,897

Total cost of revenue	13,327	15,219	55,297	50,393

Gross profit	28,370	31,007	114,528	101,266
Operating expenses:
Research and development (1)	10,047	10,433	41,504	36,924
Sales and marketing (1)	18,961	21,035	80,998	81,089
General and administrative (1)	6,704	6,638	28,839	26,303

Total operating expenses	35,712	38,106	151,341	144,316

Operating loss	(7,342)	(7,099)	(36,813)	(43,050)
Interest income	123	54	468	108
Interest expense	(123)	(142)	(474)	(1,209)
Other income, net	49	72	177	285

Loss before income taxes	(7,293)	(7,115)	(36,642)	(43,866)
Provision for (benefit from) income taxes	(29)	(70)	269	352

Net loss	$(7,264)	$(7,045)	$(36,911)	$(44,218)

Net loss attributable to common stockholders	$(7,264)	$(7,045)	$(36,911)	$(44,218)

Net loss per share allocable to common stockholders, basic and diluted	$(0.14)	$(0.15)	$(0.73)	$(0.93)

Weighted-average shares used in computing net loss per share allocable to common stockholders, basic and diluted	51,561,897	48,354,732	50,332,872	47,323,253

(1) Includes stock-based compensation as follows:
Cost of revenue	$281	$271	$1,305	$902
Research and development	1,106	1,326	5,393	4,651
Sales and marketing	1,933	1,923	8,269	7,112
General and administrative	1,617	1,480	6,735	5,706

Total stock-based compensation	$4,937	$5,000	$21,702	$18,371

*	Certain amounts have been adjusted for the retrospective changes in accounting policy for sales commissions.

AEROHIVE NETWORKS, INC.

Consolidated Balance Sheets

(unaudited, in thousands)

	December 31, 2016	December 31, 2015
ASSETS		(As Adjusted)*
CURRENT ASSETS:
Cash and cash equivalents	$34,346	$45,741
Short-term investments	42,408	46,593
Accounts receivable, net	26,190	22,824
Inventories	12,629	10,775
Prepaid expenses and other current assets	5,970	7,613
Deferred cost of goods sold	319	757

Total current assets	121,862	134,303
Property and equipment, net	9,008	9,156
Goodwill	513	513
Other assets	5,100	3,680

Total assets	$136,483	$147,652

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$10,762	$15,140
Accrued liabilities	9,300	11,856
Debt, current	20,000	—
Deferred revenue, current	31,727	27,893

Total current liabilities	71,789	54,889
Debt, non-current	—	20,000
Deferred revenue, non-current	34,177	31,369
Other liabilities	1,829	463

Total liabilities	107,795	106,721
Stockholders’ equity:
Preferred stock	—	—
Common stock	52	49
Additional paid–in capital	258,063	231,289
Treasury stock	(2,139)	—
Accumulated other comprehensive loss	(31)	(61)
Accumulated deficit	(227,257)	(190,346)

Total stockholders’ equity	28,688	40,931

Total liabilities and stockholders’ equity	$136,483	$147,652

* Certain amounts have been adjusted for the retrospective changes in accounting policy for sales commissions.

AEROHIVE NETWORKS, INC.

Consolidated Statements of Cash Flows

(unaudited, in thousands)

	Year Ended December 31,
	2016	2015
Cash flows from operating activities		(As Adjusted)*
Net loss	$(36,911)	$(44,218)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	3,534	3,548
Stock-based compensation	21,702	18,371
Others	278	378
Changes in operating assets and liabilities:
Accounts receivable, net	(3,366)	1,871
Inventories	(1,854)	(2,415)
Prepaid expenses and other current assets	2,081	(2,485)
Other assets	80	(1,024)
Accounts payable	(4,522)	5,237
Accrued liabilities	(2,643)	3,067
Other liabilities	425	(394)
Deferred revenue	6,642	13,107

Net cash used in operating activities	(14,554)	(4,957)

Cash flows from investing activities
Purchases of property and equipment	(2,161)	(2,270)
Capitalized software development costs	—	(1,913)
Maturities and sales of short-term investments	50,761	2,498
Purchases of short-term investments	(46,824)	(49,223)
Investment in privately held company	(1,500)	—

Net cash provided by (used in) investing activities	276	(50,908)

Cash flows from financing activities
Proceeds from exercise of vested stock options	870	1,524
Proceeds from employee stock purchase plan	5,326	5,196
Payment for shares withheld for tax withholdings on vesting of restricted stock units	(1,121)	(3,158)
Payments to repurchase common stock	(2,139)	—
Payments on capital lease obligation	(53)	—
Proceeds from issuance of debt	—	10,000
Repayments of debt	—	(10,000)

Net cash provided by financing activities	2,883	3,562

Net decrease in cash and cash equivalents	(11,395)	(52,303)
Cash and cash equivalents at beginning of period	45,741	98,044

Cash and cash equivalents at end of period	$34,346	$45,741

* Certain amounts have been adjusted for the retrospective changes in accounting policy for sales commissions.

AEROHIVE NETWORKS, INC.

Reconciliation of GAAP Net Loss to Non-GAAP Net Loss

(unaudited, in thousands, except share and per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
Net Loss Reconciliation:		(As Adjusted)*		(As Adjusted)*
GAAP net loss	$(7,264)	$(7,045)	$(36,911)	$(44,218)

Stock-based compensation adjustment to internal-use software amortization — Cost of revenue – Software subscription and services	35	35	140	105
Stock-based compensation — Cost of revenue – Product	57	58	298	165
Stock-based compensation — Cost of revenue – Software subscription and services	224	213	1,007	737

Total adjustment to Cost of Revenue	316	306	1,445	1,007

Stock-based compensation — Research and development	1,106	1,326	5,393	4,651
Stock-based compensation — Sales and marketing	1,933	1,923	8,269	7,112
Stock-based compensation — General and administrative	1,617	1,480	6,735	5,706
General and administrative:
Charges related to securities litigation	—	353	1,446	784
One-time charges related to headquarter relocation	—	—	890	—

Total adjustment to Operating Expenses	4,656	5,082	22,733	18,253

Non-GAAP net loss	$(2,292)	$(1,657)	$(12,733)	$(24,958)

Basic and diluted net loss per share on a Non-GAAP basis	$(0.04)	$(0.03)	$(0.25)	$(0.53)

Weighted average shares used in computing Non-GAAP basic and diluted net loss per share	51,561,897	48,354,732	50,332,872	47,323,253

*	Certain amounts have been adjusted for the retrospective changes in accounting policy for sales commissions.

The foregoing adjustments may also be relevant to evaluating the Company’s other non-GAAP final measures.